VIA EDGAR

January 12, 2024

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Morgan Stanley Portfolios, Series 71 (the "Trust") (File No. 811-22966)

Ladies and Gentlemen:

On behalf of Morgan Stanley Smith Barney LLC, Depositor of the Trust, transmitted herewith is a copy of the Trust's Registration Statement on Form S-6 (the "Registration Statement") for filing under the Securities Act of 1933, as amended.

The Trust is comprised of a single unit investment trust, AI Enablers & Adopters Strategy (the "Portfolio"). The Portfolio is the first series of AI Enablers & Adopters Strategy, and therefore Rule 487 is not available. In light of the foregoing, it would be greatly appreciated if the Commission could review the enclosed material with a view toward declaring the Registration Statement effective on or about February 23, 2024.

No notification of registration or registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), is currently being submitted to the Commission, as the filings under the 1940 Act (File No. 811-22966) for Morgan Stanley Portfolios are intended to apply to the Portfolio. In addition, the Trust has not submitted, and does not expect to submit, an exemptive application or no-action request in connection with this Registration Statement.

Should you have any questions regarding this filing, please do not hesitate to contact Thomas S. Harman at (202) 373-6725.

Sincerely,

/s/ Morgan, Lewis & Bockius LLP